                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      /X/        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                   MERISTAR HOTELS & RESORTS, INC.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)
                                          n/a
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

    On January 9, 2001, American Skiing Company filed its Registration Statement on Form S-4, File No. 333-53406. In that Registration Statement, American Skiing and MeriStar filed preliminary joint proxy materials. Those materials contain a detailed description of the proposed business combination transaction between American Skiing and MeriStar as well as updated information with respect to the persons who will be participating in the solicitation of proxies from MeriStar's stockholders in favor of the proposed business transaction. The information contained in the American Skiing Registration Statement on Form S-4 is incorporated in this filing by reference. You are encouraged to read the preliminary proxy materials as well as the definitive joint proxy statement and prospectus once it becomes available, before you make any decision in respect of the proposed transaction. The Registration Statement on Form S-4 of American Skiing can be retreived, free of charge, from the SEC's EDGAR database located at its web site at http//www.sec.gov. In addition, investors may obtain a copy of the Registration Statement from MeriStar free of charge by contacting:

Melissa Thompson
Director, Corporate Communications
MeriStar Hotels & Resorts
(202) 295-2228

    IN ADDITION TO THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT AND PROSPECTUS AND THE OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BOTH AMERICAN SKIING AND MERISTAR ARE OBLIGATED TO FILE ANNUAL, QUARTERLY AND CURRENT REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS AND OTHER INFORMATION FILED WITH THE SEC AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 OR AT THE OTHER PUBLIC REFERENCE ROOMS IN NEW YORK, NEW YORK AND CHICAGO, ILLINOIS. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ALSO ARE AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.

    MeriStar Hotels & Resorts, Inc. will be, and certain other persons named below may be, soliciting proxies from MeriStar's stockholders in favor of the transaction. Some of the directors and executive officers of MeriStar and some of the directors and executive officers of American Skiing may be deemed to be participants in MeriStar's solicitation of proxies.

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
    The participants in the solicitation include the following directors and officers of MeriStar:

NAME                                                         TITLE
----                                       -----------------------------------------
Daniel R. Doctoroff (2)..................  Director

Kent R. Hance (2)........................  Director

Steven D. Jorns..........................  Director

S. Kirk Kinsell (1)......................  Director

David E. McCaslin........................  Director and President

James B. McCurry (1)(2)..................  Director

Paul W. Whetsell.........................  Chairman and Chief Executive Officer

James R. Worms (1).......................  Director

James A. Calder..........................  Chief Financial Officer

John Emery...............................  Chief Operating Officer

Louis Schaab.............................  Senior Vice President, Finance

John E. Plunket..........................  Executive Vice President, Finance and
                                             Development

Christopher L. Bennett...................  Vice President, Legal and Secretary

Bruce Riggins............................  Director of Finance

Melissa Thompson.........................  Director of Corporate Communications

------------------------

(1) Member of the Audit Committee

(2) Member of the Compensation Committee

    In addition, Daly Gray Public Relations is participating in the solicitation.

                                       2